SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 19, 2005

THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in Charter)
formerly known as TDI Holding Corporation

Colorado	033-07075-LA	33-1079781
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)
6310 San Vicente Blvd., #330, Los Angeles, CA 90048-5499
(Address of Principal Executive Offices)
(323) 939-3031
(Issuer Telephone number)

Forward Looking Statements
     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 9 below.

Item 1.01. Entry into a Material Definitive Agreement
     The Registrant executed a Reverse Share Exchange Agreement (“Exchange Agreement”) by and among the Registrant, formerly TDI Holding Corporation, a Colorado corporation, The Fashion House, Inc., a Delaware corporation (“Fashion House”), and shareholders of 100% of the common stock of Fashion House on August 19, 2005 (the “Fashion House Shareholders”). Under the Exchange Agreement the Registrant would implement a reverse-stock-split on a 21.8 to 1 basis such that one share would now equal 1/21.8 shares of common stock. Fractional shares will be rounded up to the next whole share. On August 19, 2005, and in connection with the Exchange Agreement, the Registrant amended its Articles of Incorporation implementing the foregoing reverse-stock-split with an effective date of August 29, 2005, and changing the Registrant’s corporate name to The Fashion House Holdings, Inc. The number of shares of common stock of the Registrant issued and outstanding prior to the reverse share exchange was approximately 21,886,208 shares. As a result of the reverse-stock-split, this number will be reduced to approximately 1,003,955 shares of common stock. In consideration of 100% of the outstanding shares of Fashion House, the Registrant agreed to issue 14,114,200 post-reverse-split shares of its common stock to the Fashion House Shareholders. As a result of the closing of the Exchange Agreement, Fashion House has now become a wholly owned subsidiary of the Registrant. The reverse-stock-split has a delayed effective date of August 29, 2005. For consistency and clarity, all share references hereinafter assume the reverse-stock-split has taken place.
     On August 19, 2005, and concurrent with the Exchange Agreement, the Registrant completed the sale of 2,523,750 shares of its common stock, on a post-reverse-split basis, as part of a private placement offering with a minimum of $2,500,000. The offering price was $1.00 per share on a post-reverse-split basis. Brookstreet Securities Corporation acted as the registered broker dealer (the “Managing Dealer”). The Company paid the Managing Dealer an 8% retail sales commission, a 2% non-accountable marketing allowance and a 3% non-accountable expense allowance. The Managing Dealer will also receive warrants to purchase Common Stock in an amount equal to 15% of the Common Stock sold at an exercise price of $1.00 per share on a post-reverse-split basis (that is, a warrant to purchase 378,563 shares of the Registrant’s unregistered common stock). The Registrant received gross proceeds of $2,523,750 less commissions, fees and expenses, including counsel fees for the investors of approximately $150,000. The Registrant utilized $325,000 of the proceeds to payoff and/or compromise all existing debt, accounts payable and other known liabilities of the Registrant.
     The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The Registrant also relied upon Rule 506 of Regulation D as all investors qualified as “accredited investors” under the Securities Act.
Item 2.01. Completion of Acquisition or Disposition of Assets
     The closing of the Exchange Agreement occurred on August 19, 2005 (the “Closing”). Prior to the Closing, the Registrant has been an inactive company since the sale of substantially all of its assets in 2002 and did not realize any revenues from its planned operations in fiscal 2005. Since the Closing, the Registrant’s primary operations now consist of the operations of Fashion House.

     Fashion House was organized in Delaware on April 11, 2002. Its business is the design and manufacture of designer women’s dress footwear. It has entered into exclusive worldwide licenses to design, manufacture and sale footwear under the following trademarks: Richard Tyler Couture, tyler by Richard Tyler, Oscar by Oscar de la Renta, and O Oscar by Oscar de la Renta. Designers employed by Fashion House design footwear in consultation with the trademark owners. All manufacturing is outsourced to Italy, Brazil or China. Fashion House footwear is sold in retail stores such as Aglie’s, Bloomingdales, Dillard’s, Federated, Macy’s (East and West), Nordstrom’s, Parisian’s, Pinque Palace, Rich’s and Saks Fifth Avenue.
Item 3.02 Unregistered Sales of Equity Securities
     As of August 19, 2005, in connection with the Exchange Agreement, the Registrant agreed to issue 14,114,200 post-reverse-split shares of its common stock to the Fashion House Shareholders in exchange for 100% of the outstanding shares of Fashion House.
     As of August 19, 2005, in connection with the Private Placement, the Registrant issued 2,523,750 shares of its common stock, on a post-reverse-split basis, to certain investors in consideration of gross cash proceeds of $2,523,750, less commissions and fees as indicated above.
     As of August 19, 2005, the Registrant authorized the conversion of certain bridge loans in the aggregate amount of $575,000 to convert into shares of the Registrant’s common stock at a conversion price of $0.80 per share, for a total of approximately 718,750 shares of common stock, on a post-reverse-split basis.
     As of August 19, 2005, the Registrant became obligated to issue 1,006,344 shares of its common stock, on a post-reverse-split basis, to a consultant in consideration of consulting services provided in connection with the acquisition of Fashion House by the Registrant. At the instruction of the consultant, the shares are to be issued half to the consultant, and half to an assignee of the consultant. Both parties qualify as accredited investors.
     As of August 19, 2005, in connection with the Exchange Agreement, the Registrant authorized the issuance of certain warrants to purchase shares of its common stock as follows:
•	A warrant to purchase 687,000 shares of the Registrant’s common stock at an exercise price of $0.80 per share, on a post-reverse-split basis, in consideration of bridge loans made to Fashion House in the aggregate amount of $625,000.

•	A warrant to purchase 550,000 shares of the Registrant’s common stock at an exercise price of $0.80 per share, on a post-reverse-split basis, in consideration of a bridge loan made to Fashion House in the amount of $550,000.

•	At the conclusion of the Private Placement, the Registrant will issue a warrant to the Managing Dealer to purchase the number of shares of the Registrant’s common stock equal to 15% of the number of shares sold in the Private Placement, at an exercise price of $1.00 per share. As of the closing on August 19, 2005, the Registrant’s obligation to issue the Managing Dealer a warrant is equal to a warrant to purchase 378,563 shares of the Registrant’s common stock, on a post-reverse-split basis.
     In each case, the Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 5.01. Changes in Control of Registrant.
     Pursuant to the Exchange Agreement, the following changes to the Registrant’s directors and officers have occurred effective as of August 19, 2005:
•	Blair Zykan resigned as an officer and director.

•	Louis F. Coppage resigned as a director.

•	Jay Reano resigned as a director.

•	The size of the Board of Directors was increased from three to five.

•	John Hanna, Christopher Wyatt, Joseph McCann, Eric Richardson and Steven W. Trager were appointed as directors.

•	John Hanna was appointed as Chairman of the Board, President and Chief Executive Officer.

•	Ronald Wittman was appointed as Treasurer, Chief Financial Officer and Secretary.
     In addition to the foregoing changes in the Board of Directors and Officers of the Registrant, pursuant to the Exchange Agreement the Fashion House Shareholders were issued a controlling interest in the outstanding shares of common stock of the Registrant. Specifically, effective August 19, 2005, John Hanna and Christopher Wyatt were each issued 6,915,958 shares of common stock of the Registrant, on a post-reverse-split basis, constituting in the aggregate approximately 66% of the outstanding shares of common stock of the Registrant, after giving effect to all of the share issuances referenced hereinabove, and taking into account the reverse-stock-split.
     There are no arrangements between the new directors and the old directors regarding voting of shares, election of directors, or other matters regarding control of the Registrant or its subsidiary.
SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT
     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant’s common stock immediately following execution of the Exchange Agreement by (i) Registrant’s former officer’s and directors; (ii) each person known by Registrant to beneficially own five percent (5%) or more of the outstanding shares; (iii) Registrant’s new officers and directors; and (iv) Registrant’s officers and directors as a group.

	Name and Address	Amount and Nature
Title of Class	of Beneficial Owner(1)	of Beneficial Owner	Percent of Class
Common Stock	Blair Zykan	62,289 former President, CEO and Director	*

Common Stock	Louis F. Coppage	6,881 former Director	*

Common Stock	Jay Reano	6,554 former Director	*

Common Stock	John Hanna	6,915,958 new Chairman, President and Director	33%

Common Stock	Christopher Wyatt	6,915,958 new Director	33%

Common Stock	Joseph J. McCann	0 new Director	*

	Name and Address	Amount and Nature
Title of Class	of Beneficial Owner(1)	of Beneficial Owner	Percent of Class
Common Stock	Eric Richardson	0 new Director	*

Common Stock	Steven W. Trager	0 new Director	*

Common Stock	Ronald Wittman	0 new Treasurer and Secretary	*

Common Stock	All new officers and directors as a group (5)	13,831,916	66%
*	less than 1%

(1)	All shares reflected as post reverse stock split.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 19, 2005, Blair Zykan, Louis F. Coppage and Jay Reano resigned as directors of the Registrant pursuant to the terms of the Exchange Agreement. Mr. Zykan resigned as President, Chief Executive Officer and Chief Financial Officer of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. A copy of the affidavit and resignation of Blair Zykan, Louis F. Coppage and Jay Reano is filed as Exhibit 17.1 to this Form 8-K.
     On August 19, 2005, John Hanna, Christopher Wyatt, Joseph McCann, Eric Richardson and Steven W. Trager were appointed as directors of the Registrant. On August 19, 2005, the Board appointed Mr. Hanna as Chairman of the Board, President and Chief Executive Officer and Ronald Wittman as Treasurer, Chief Financial Officer and Secretary. None of these officers entered into an employment agreement with the Registrant at this time but do have employment agreements with Fashion House, its wholly-owned subsidiary.
     Mr. Hanna founded Fashion House in 2002 and has been a board member since its inception. Mr. Wittman has been employed by Fashion House since August 1, 2005 Neither of these individuals serve as a director of any other publicly-reporting company.
     There is no family relationship between any of our former officers or directors or our proposed officers and director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.
Item 5.03 Amendments to Articles of Incorporation or Bylaws
     On August 19, 2005, the Registrant effected (i) a change in its corporate name from “TDI Holding Corporation” to “The Fashion House Holdings, Inc.” and (ii) a reverse stock split effective August 29, 2005 on a 21.8 to one basis such that each old share represents 1/21.8 of a new share, through the filing with the Secretary of State of the State of Colorado of Articles of Amendment pursuant to Sections 7-90-301 and 7-110-106 of the Colorado Revised Statutes. A copy of such certificate is attached hereto as Exhibit 3.1 hereto and incorporated by reference herein. The Articles of Amendment contained a typographical error which was corrected in a Statement of Correction filed August 24, 2005. A copy of the Statement of Correction is attached hereto as Exhibit 3.1.1 hereto and incorporated by reference herein.

Item 8.01. Other Events.
     In connection with the change of name and reverse-stock-split, the Registrant will receive a new ticker symbol from the National Association of Securities Dealers (NASD). The NASD has informed the Registrant that the Registrant should receive its new ticker symbol effective August 29, 2005. As the shares trade on the OTC Bulletin Board, the new ticker symbol will not be disclosed to the Registrant until on or about August 29, 2005.
Item 9. Financial Statement and Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment
3.1.1	Statement of Correction
10.1	Reverse Share Exchange Agreement dated as of August 19, 2005 by and among the Registrant, Fashion House, Inc. and the shareholders of Fashion House, Inc. – Incorporated by reference to Exhibit 10.1 attached to the Form 8-K filed on August 19, 2005
10.2	Financial Statements of Fashion House Holdings, Inc. (1)
10.3	Pro Forma Financial Information (1)
17.1	Director Affidavit and Resignation dated August 19, 2005 by former directors

(1)	To be filed by amendment within 71 days, or sooner when available.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

The Fashion House Holdings, Inc.
By:	/s/ Ronald Wittman
Ronald Wittman
Treasurer and Secretary

Dated: August 23, 2005